UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 22, 2010
Date of Report (Date of earliest event reported)

Acura Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

State of New York	1-10113	11-0853640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

616 N. North Court, Suite 120 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 22, 2010 we issued a press release announcing NASDAQ's trading halt of our common stock on April 22, 2010, the day of the joint meeting of the Food and Drug Administration's Anesthetic and Life Support Drugs Advisory Committee and Drug Safety and Risk Management Advisory Committee relating to the New Drug Application for Acurox® (oxycodone HCl and niacin) Tablets. A copy of our press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 22, 2010

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acura Pharmaceuticals, Inc.
Date: April 22, 2010	By:	/s/ PETER A. CLEMENS Peter A. Clemens Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 22, 2010